                           JUNIPER CONTENT CORPORATION
             (FORMERLY KNOWN AS JUNIPER PARTNERS ACQUISITION CORP.)

                          2006 LONG-TERM INCENTIVE PLAN

SECTION 1.    PURPOSE; DEFINITIONS.

      1.1.    Purpose. The purpose of the 2006 Long-Term Incentive Plan ("Plan")
is to enable the Company to offer to its employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the
Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

      1.2.    Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

              (a)     "Agreement" means the agreement between the Company and
the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.

              (b)     "Board" means the Board of Directors of the Company.

              (c)     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

              (d)     "Committee" means the Compensation Committee of the Board
or any other committee of the Board that the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to "Committee" shall mean the Board.

              (e)     "Common Stock" means the Common Stock of the Company, par
value $.0001 per share.

              (f)     "Company" means Juniper Content Corporation, a corporation organized under the laws of the State of Delaware under the name "Juniper
Partners Acquisition Corp."

              (g)     "Deferred Stock" means Common Stock to be received under
an award made pursuant to Section 8 at the end of a specified deferral period.

              (h)     "Disability" means physical or mental impairment as
determined under procedures established by the Committee for purposes of the
Plan.

              (i)     "Effective Date" means the date set forth in Section 12.1.

              (j)     "Fair Market Value", unless otherwise required by any
applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National

Market or Nasdaq SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or
Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC
Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common
Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

              (k)     "Holder" means a person who has received an award under
the Plan.

              (l)     "Incentive Stock Option" means any Stock Option intended
to be and designated as an "incentive stock option" within the meaning of
Section 422 of the Code.

              (m)     "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

              (n)     "Normal Retirement" means retirement from active
employment with the Company or any Subsidiary on or after such age which may be designated by the Committee as "retirement age" for any particular Holder. If no age is designated, it shall be 65.

              (o)     "Other Stock-Based Award" means an award under Section 9,
below, that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

              (p)     "Parent" means any present or future "parent corporation"
of the Company, as such term is defined in Section 424(e) of the Code.

              (q)     "Plan" means the ClearPoint Business Resources, Inc. 2006
Long-Term Incentive Plan, as hereinafter amended from time to time.

              (r)     "Repurchase Value" shall mean the Fair Market Value if the award to be settled under Section 2.2(h) or repurchased under Section 10.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) if the award is a Stock
Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award.

              (s)     "Restricted Stock" means Common Stock received under an
award made pursuant to Section 7 that is subject to restrictions under Section
7.

              (t)     "SAR Value" means the excess of the Fair Market Value (on
the exercise date) over the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

              (u)     "Stock Appreciation Right" means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR
Value divided by the Fair Market Value (on the exercise date).

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              (v)     "Stock Option" or "Option" means any option to purchase
shares of Common Stock which is granted pursuant to the Plan.

              (w)     "Stock Reload Option" means any option granted under
Section 5.3 of the Plan.

              (x)     "Subsidiary" means any present or future "subsidiary
corporation" of the Company, as such term is defined in Section 424(f) of the
Code.

              (y)     "Vest" means to become exercisable or to otherwise obtain
ownership rights in an award.

SECTION 2.    ADMINISTRATION.

      2.1.    Committee Membership. The Plan shall be administered by the Board or a Committee. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board.
The Committee members, to the extent possible and deemed to be appropriate by the Board, shall be "non-employee directors" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange
Act"), and "outside directors" within the meaning of Section 162(m) of the Code.

      2.2.    Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock
Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock
Reload Options and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority
(subject to the express provisions of this Plan):

              (a)     to select the officers, employees, directors and
consultants of the Company or any Subsidiary to whom Stock Options, Stock
Appreciation Rights, Restricted Stock, Deferred Stock, Reload Stock Options
and/or Other Stock-Based Awards may from time to time be awarded hereunder.

              (b)     to determine the terms and conditions, not inconsistent
with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

              (c)     to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

              (d)     to determine the terms and conditions under which awards
granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash and non-cash awards made by the Company or any Subsidiary outside of this Plan;

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              (e)     to permit a Holder to elect to defer a payment under the
Plan under such rules and procedures as the Committee may establish, including the payment or crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred amounts denominated in Common Stock;

              (f)     to determine the extent and circumstances under which
Common Stock and other amounts payable with respect to an award hereunder shall be deferred that may be either automatic or at the election of the Holder;

              (g)     to substitute (i) new Stock Options for previously granted
Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms; and

              (h)     to make payments and distributions with respect to awards
(i.e., to "settle" awards) through cash payments in an amount equal to the
Repurchase Value.

              Notwithstanding anything to the contrary, the Committee shall not grant to any one Holder in any one calendar year awards for more than __________
shares in the aggregate.

      2.3.    Interpretation of Plan.

              (a)     Committee Authority. Subject to Section 11, the Committee
shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and to otherwise supervise the administration of the Plan.
Subject to Section 11, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its
Subsidiaries and Holders.

              (b)     Incentive Stock Options. Anything in the Plan to the
contrary notwithstanding, no term or provision of the Plan relating to Incentive
Stock Options (including but not limited to Stock Reload Options or Stock
Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock
Option under such Section 422.

SECTION 3.    STOCK SUBJECT TO PLAN.

      3.1.    Number of Shares. The total number of shares of Common Stock reserved and available for issuance under the Plan shall be 600,000 shares.
Shares of Common Stock under the Plan ("Shares") may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of
Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock award, Deferred Stock award,
Stock Reload Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the
Holder in the form of Common Stock,

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such shares shall again be available for distribution in connection with future grants and awards under the Plan. If a Holder pays the exercise price of a Stock
Option by surrendering any previously owned shares and/or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the Stock Option exercise, then, in the Committee's discretion, the number of shares available under the Plan may be increased by the lesser of (i) the number of such surrendered shares and shares used to pay taxes; and (ii) the number of shares purchased under such
Stock Option.

      3.2.    Adjustment Upon Changes in Capitalization, Etc. In the event of any merger, reorganization, consolidation, common stock dividend payable on shares of Common Stock, Common Stock split or reverse split, combination or exchange of shares of Common Stock, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award (including number of shares subject to the award and the exercise price) or the aggregate number of shares reserved for issuance under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

SECTION 4.    ELIGIBILITY.

      Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the
Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant. Notwithstanding the foregoing, an award may also be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services.

SECTION 5.    STOCK OPTIONS.

      5.1.    Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Any
Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The
Committee shall have the authority to grant Incentive Stock Options or
Non-Qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option.

      5.2.    Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

              (a)     Option Term. The term of each Stock Option shall be fixed
by the Committee; provided, however, that an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years

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of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company ("10% Stockholder")).

              (b)     Exercise Price. The exercise price per share of Common
Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value on the date of grant (or, if greater, the par value of a share of Common Stock);
provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder will not be less than 110% of the Fair Market Value on the date of grant.

              (c)     Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and as set forth in Section 10. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee determines.

              (d)     Method of Exercise. Subject to whatever installment,
exercise and waiting period provisions are applicable in a particular case,
Stock Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including
Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan's purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common
Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the last sentence of this paragraph, payment may be made as soon as practicable after the exercise).

              (e)     Stock Payments. Payments in the form of Common Stock shall be valued at the Fair Market Value on the date prior to the date of exercise.
Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Subject to the terms of the Agreement, the
Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Nonqualified Stock Option a combination of shares of
Deferred Stock and Common Stock; provided, however, that, notwithstanding the provisions of Section 8, such Deferred Stock shall be fully vested and not subject to forfeiture. A Holder shall have none of the rights of a Stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option. The Committee may permit a Holder to elect to pay the Exercise Price upon the exercise of a Stock
Option by irrevocably authorizing a third party to sell shares of Common Stock
(or a sufficient portion of the shares) acquired upon exercise of the Stock
Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

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              (f)     Transferability. Except as may be set forth in the next
sentence of this Section or in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder's lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder's guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a
Stock Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder's
"Immediate Family" (as defined below), or (ii) to an entity in which the Holder and/or members of Holder's Immediate Family own more than fifty percent of the voting interest, in exchange for an interest in that entity, subject to such limits as the Committee may establish and the execution of such documents as the
Committee may require, and the transferee shall remain subject to all the terms and conditions applicable to the Stock Option prior to such transfer. The term
"Immediate Family" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder's household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets.

              (g)     Termination by Reason of Death. If a Holder's employment
by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the
Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Stock
Option, whichever period is shorter.

              (h)     Termination by Reason of Disability. If a Holder's
employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the
Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter.

              (i)     Termination by Reason of Normal Retirement. Subject to the
provisions of Section 13.3, if such Holder's employment or retention by, or association with, the Company or any Subsidiary terminates due to Normal
Retirement, then the portion of such Stock Option that has vested on the date of termination of employment may be exercised for the lesser of one year after termination of employment (or such other greater or lesser period as the
Committee may specify in the Agreement) or the balance of such Stock Option's term.

              (j)     Other Termination. Subject to the provisions of Section
13.3, and unless otherwise determined by the Committee and set forth in the
Agreement, if such Holder's employment or retention by, or association with, the
Company or any Subsidiary terminates for any reason other than death or
Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder's employment is terminated by the Company or a Subsidiary

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without cause, then the portion of such Stock Option that has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment (or such other greater or lesser period as the
Committee may specify in the Agreement) or the balance of such Stock Option's term.

              (k)     Additional Incentive Stock Option Limitation. In the case
of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiaries) shall not exceed
$100,000.

              (l)     Buyout and Settlement Provisions. The Committee may at any
time, in its sole discretion, offer to repurchase a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

      5.3.    Stock Reload Option. If a Holder tenders shares of Common Stock to pay the exercise price of a Stock Option ("Underlying Option") and/or arranges to have a portion of the shares otherwise issuable upon exercise withheld to pay the applicable withholding taxes, then the Holder may receive, at the discretion of the Committee, a new Stock Reload Option to purchase that number of shares of
Common Stock equal to the number of shares tendered to pay the exercise price and the withholding taxes (but only if such tendered shares were held by the
Holder for at least six months). Stock Reload Options may be any type of option permitted under the Code and will be granted subject to such terms, conditions, restrictions and limitations as may be determined by the Committee from time to time. Such Stock Reload Option shall have an exercise price equal to the Fair
Market Value as of the date of exercise of the Underlying Option. Unless the
Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Underlying Option to which the Reload Option is related.

SECTION 6.    STOCK APPRECIATION RIGHTS.

      6.1.    Grant and Exercise. The Committee may grant Stock Appreciation
Rights to participants who have been or are being granted Stock Options under the Plan as a means of allowing such participants to exercise their Stock
Options without the need to pay the exercise price in cash. In the case of a
Nonqualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

      6.2.    Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

              (a)     Exercisability. Stock Appreciation Rights shall be
exercisable as shall be determined by the Committee and set forth in the
Agreement, subject to the limitations, if any, imposed by the Code with respect to related Incentive Stock Options.

              (b)     Termination. A Stock Appreciation Right shall terminate
and shall no longer be exercisable upon the termination or exercise of the related Stock Option.

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              (c)     Method of Exercise. Stock Appreciation Rights shall be
exercisable upon such terms and conditions as shall be determined by the
Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the
Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock
Appreciation Right is exercised.

              (d)     Shares Affected Upon Plan. The granting of a Stock
Appreciation Right shall not affect the number of shares of Common Stock available under for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of
Common Stock acquirable upon exercise of the Stock Option to which such Stock
Appreciation Right relates.

SECTION 7.    RESTRICTED STOCK.

      7.1.    Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture ("Restriction Period"), the vesting schedule and rights to acceleration thereof and all other terms and conditions of the awards.

      7.2.    Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

              (a)     Certificates. Restricted Stock, when issued, will be
represented by a stock certificate or certificates registered in the name of the
Holder to whom such Restricted Stock shall have been awarded. During the
Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained
Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the
Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the
Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

              (b)     Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the
Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions

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("Retained Distributions") made or declared with respect to the Restricted Stock
(and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or
Retained Distributions will cause a forfeiture of such Restricted Stock and any
Retained Distributions with respect thereto.

              (c)     Vesting; Forfeiture. Upon the expiration of the
Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10, and (ii) any Retained
Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, subject to Section 10. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained
Distributions that shall have been so forfeited.

SECTION 8.    DEFERRED STOCK.

      8.1.    Grant. Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred
Stock will be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period ("Deferral Period") during which, and the conditions under which, receipt of the shares will be deferred, and all the other terms and conditions of the awards.

      8.2.    Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

              (a)     Certificates. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 8.2 (d), where applicable), share certificates shall be issued and delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.

              (b)     Rights of Holder. A person entitled to receive Deferred
Stock shall not have any rights of a Stockholder by virtue of such award until the expiration of the applicable Deferral Period and the issuance and delivery of the certificates representing such Common Stock. The shares of Common Stock issuable upon expiration of the Deferral Period shall not be deemed outstanding by the Company until the expiration of such Deferral Period and the issuance and delivery of such Common Stock to the Holder.

              (c)     Vesting; Forfeiture. Upon the expiration of the Deferral
Period with respect to each award of Deferred Stock and the satisfaction of any other applicable restrictions, terms and conditions all or part of such Deferred
Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10. Any such Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock.

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              (d)     Additional Deferral Period. A Holder may request to, and
the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event
("Additional Deferral Period"). Subject to any exceptions adopted by the
Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

SECTION 9.    OTHER STOCK-BASED AWARDS.

      Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

SECTION 10.   ACCELERATED VESTING AND EXERCISABILITY.

      10.1.   Non-Approved Transactions. If any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), is or becomes the "beneficial owner" (as referred in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities in one or more transactions, and the Board does not authorize or otherwise approve such acquisition, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such
Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective agreements respecting such Stock Options and awards.

      10.2.   Approved Transactions. The Committee may, in the event of an acquisition of substantially all of the Company's assets or at least 50% of the combined voting power of the Company's then outstanding securities in one or more transactions (including by way of merger or reorganization) which has been approved by the Company's Board of Directors, (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan, or (ii) require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such award.

      10.3.   Code Section 409A. Notwithstanding any provisions of this Plan or any award granted hereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the Plan or an award granted hereunder to fail to comply with Code Section 409A.

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SECTION 11.   AMENDMENT AND TERMINATION.

      The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a
Holder under any Agreement theretofore entered into hereunder, without the
Holder's consent, except as set forth in this Plan.

SECTION 12.   TERM OF PLAN.

      12.1.   Effective Date. The Plan shall be effective as of the date of the closing of the merger of Firecomm Acquisition, Inc., the Company's wholly owned
Subsidiary, with and into Firestone Communications, Inc., a Delaware corporation
("Firestone"), pursuant to the Agreement and Plan of Merger among the Company,
Firestone and the other parties thereto dated as of August 15, 2006, as the same may be amended, provided that the Plan has been approved by the Company's stockholders prior to such closing.

      12.2.   Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period following the Effective Date.

SECTION 13.   GENERAL PROVISIONS.

      13.1.   Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the
Committee. The Committee may terminate any award made under the Plan if the
Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

      13.2.   Unfunded Status of Plan. The Plan is intended to constitute an
"unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

      13.3.   Employees.

              (a)     Engaging in Competition With the Company; Solicitation of
Customers and Employees; Disclosure of Confidential Information. If a Holder's
employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within 12 months after the date thereof such Holder either (i)
accepts employment with any competitor of, or otherwise engages in competition with, the Company or any of its Subsidiaries, (ii) solicits any customers or employees of the Company or any of its Subsidiaries to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) uses or discloses to anyone outside the Company any confidential information or material of the
Company or any of its Subsidiaries in violation of the Company's policies or any agreement between the Holder and the Company or any of its Subsidiaries, the
Committee, in its sole discretion, may require such Holder to return to the
Company the economic value of any award (profit) that was realized or obtained by such Holder at any time

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during the period beginning on the date that is six months prior to the date such Holder's employment with the Company is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period)
and the price the Holder paid the Company for such Shares.

              (b)     Termination for Cause. The Committee may, if a Holder's
employment with the Company or a Subsidiary is terminated for cause, annul any award granted under this Plan to such employee and, in such event, the
Committee, in its sole discretion, may require such Holder to return to the
Company the economic value of any award (profit) that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder's employment with the Company is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

              (c)     No Right of Employment. Nothing contained in the Plan or
in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

      13.4.   Investment Representations; Company Policy. The Committee may
require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a
Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company's securities.

      13.5.   Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

      13.6.   Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the
Holder shall pay to the Company, or make arrangements satisfactory to the
Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

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      13.7.   Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the
State of Delaware (without regard to choice of law provisions).

      13.8.   Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

      13.9.   Non-Transferability. Except as otherwise expressly provided in the
Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

      13.10.  Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933 (the "Securities Act"), as amended, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

      13.11.  Conflicts. If any of the terms or provisions of the Plan or an
Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the
Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the
Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

      13.12.  Certain Awards Deferring or Accelerating the Receipt of
Compensation. To the extent applicable, all awards granted, and all agreements entered into, under the Plan are intended to comply with Section 409A of the
Code, which was added by the American Jobs Creation Act of 2004 and relates to deferred compensation under nonqualified deferred compensation plans. The
Committee, in administering the Plan, intends, and the parties entering into any agreement intend, to restrict provisions of any awards that may constitute deferred receipt of compensation subject to Code Section 409A requirements to those consistent with this section. The Board may amend the Plan to comply with
Code Section 409A in the future.

      13.13.  Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the
Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the
Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities

                                       14

exchange or any other trading or quotation system, including the Nasdaq National
Market and Nasdaq SmallCap Market.

                                       15

                                 Plan Amendments
                                 ---------------

                 Date Approved                                  Initials of
                      by                                         Attorney
Date Approved    Stockholders,    Sections    Description of     Effecting
  by Board       if necessary     Amended       Amendments       Amendment
-------------    -------------    --------    --------------    -----------

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